UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April, 5 2004

                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      000-19480               58-1651222
(State or other jurisdiction       (Commission File No.)      (IRS Employer
       of incorporation)                                   Identification No.)


         2840 Mt. Wilkinson Parkway, Atlanta, Georgia           30339
               (Address of principal executive offices)       (Zip Code)


                                 (770) 444-5300
              (Registrant's telephone number, including area code)




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Item 5.  Other Events and Regulation FD Disclosure.

        On April 5, 2004, Per-Se Technologies, Inc. issued a press release announcing that it had received a noncompliance notification from Nasdaq because of the delay in filing its 2003 annual report on Form 10-K with the U.S. Securities and Exchange Commission (SEC). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements  and Exhibits.

       (c)        Exhibits

       99.1 Press Release dated April 5, 2004, announcing that the Registrant had received a noncompliance notification from Nasdaq because of the delay in filing its 2003 annual report on Form 10-K with the SEC.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    April 5, 2004


                                PER-SE TECHNOLOGIES, INC.



                                By: /s/ CHRIS E. PERKINS
                                    -------------------------------
                                    Chris E. Perkins
                                    Executive Vice President
                                    and Chief Financial Officer

                                  EXHIBIT INDEX

            Exhibit
              No.                      Description
              ---                      -----------

             99.1 Press Release dated April 5, 2004, announcing that the Registrant had received a noncompliance notification from Nasdaq because of the delay in filing its 2003 annual report on Form 10-K with the SEC.